SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006

Strategic Hotels & Resorts, Inc.

(Exact Name of Registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 12, 2006, Strategic Hotels & Resorts, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wachovia Capital Markets, LLC, as representative of the several underwriters listed therein (collectively, the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell to the Underwriters 5,000,000 shares (the “Offered Shares”) of its 8.25% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) and grant the Underwriters an option to purchase up to an additional 750,000 shares of Series C Preferred Stock (the “Option Shares”) to cover any over-allotments. The Underwriters may exercise the option at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Underwriting Agreement. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On May 12, 2006, Venable LLP delivered its legality opinion with respect to the Offered Shares and the Option Shares. The legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

On April 19, 2006, the Company announced that it had agreed to sell in an underwritten public offering 5,000,000 shares of its Series C Preferred Stock but in light of the information disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2006, on May 10, 2006, the Company and the underwriters terminated such offering and the related underwriting agreement.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

1.1	Underwriting Agreement, dated as of May 12, 2006, by and among the Company, Strategic Hotel Funding, L.L.C. and Wachovia Capital Markets, LLC, as representative of the several underwriters listed therein.

3.1	Articles Supplementary filed on April 20, 2006 with the Maryland State Department of Assessments and Taxation relating to the 8.25% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2006).

4.1	Form of Certificate for the 8.25% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-A filed with the Securities and Exchange Commission on April 21, 2006).

5.1	Opinion of Venable LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Monte J. Huber
	Name:	Monte J. Huber
	Title:	Vice President and Controller

Date: May 15, 2006

Exhibit Index

1.1	Underwriting Agreement, dated as of May 12, 2006, by and among the Company, Strategic Hotel Funding, L.L.C. and Wachovia Capital Markets, LLC, as representative of the several underwriters listed therein.

3.1	Articles Supplementary filed on April 20, 2006 with the Maryland State Department of Assessments and Taxation relating to the 8.25% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2006).

4.1	Form of Certificate for the 8.25% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-A filed with the Securities and Exchange Commission on April 21, 2006).

5.1	Opinion of Venable LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.